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                                                                      EXHIBIT 99


List of Pending Cases

         The following sets forth the principal parties to the proceedings referred to in Item 3 of this Form 10-K in which Registrant is currently named as a defendant, the court in which such proceedings are pending and the date such proceedings were instituted against Registrant:

         Adkins, C. v. The American Tobacco Company, et al., Circuit Court of Kanawha County, West Virginia, May 31, 2000;

         Alexander, E. v. Philip Morris Companies, Inc., et al., USDC, Eastern District of LA, St. Landry Parish District Court, September 27, 1999;

         Anderson, D. v. The American Tobacco Company, et al., Circuit Court of Kanawha County, West Virginia, May 30, 2000;

         Anderson, E. v. R.J. Reynolds Tobacco Company, et al., Circuit Court of Claiborne County, Mississippi, July 16, 2001;

         Anderson, J. v. The American Tobacco Company, et al., Circuit Court of Knox County, Tennessee, May 23, 1997;

         Aron, Jr., D. v. Brown & Williamson Tobacco Corporation, et al., Circuit Court of Cook County, Illinois, February 27, 2002;

         Badon, C. v. RJR Nabisco, Inc., et al., Judicial District Court, Parish of Cameron, Louisiana, December 30, 1997;

         Banks, F. v. R.J. Reynolds Tobacco Company, et al., Circuit Court of Jefferson County, Mississippi, December 22, 2000;

         Bellows, B. v. The American Tobacco Company, et al., Supreme Court of New York, New York County, November 26, 1997;

         Bergeron, D. (Trustees of Massachusetts Carpenters) v. Philip Morris, et al., Eastern District of New York, September 29, 1999;

         Brazil (State of Goias) v. Philip Morris Companies, Inc., et al., Circuit Court of the Eleventh Judicial Circuit in and for Dade County, Florida, November 17, 1999;

         Brewer, P. v. The American Tobacco Company, et al., Circuit Court of Ohio County, West Virginia, March 1, 2001;

         Brown, G. (f/k/a Cochran, O.) v. R.J. Reynolds Tobacco Company, et al., Circuit Court of George County, Mississippi, March 30, 2001;

         Caiazzo, B. v. The American Tobacco Company, et al., Supreme Court of New York, New York County, September 26, 1997;
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         Carll, J. v. The American Tobacco Company, et al., Supreme Court of New
York, New York County, July 20, 1997;

         Collins, J. v. The American Tobacco Company, et al., Supreme Court of New York, Westchester County, May 16, 1997;

         Condon, R. v. The American Tobacco Company, et al., Supreme Court of New York, New York County, May 13, 1997;

         Connor, C. v. The American Tobacco Company, et al., Second Judicial District Court of Bernalillo County, New Mexico, October 10, 1996;

         Cotroneo, L. v. Fortune Brands, Inc., Supreme Court of New York, Queens County, October 21, 1997;

         Crane, J. v. The American Tobacco Company, et al., Supreme Court of New York, New York County, April 4, 1997;

         Creech, W. v. The American Tobacco Company, et al., Supreme Court of New York, Richmond County, January 6, 1997;

         DaSilva, JC v. The American Tobacco Company, et al., Supreme Court of New York, New York County, April 3, 1997;

         Decie, W. v. Fortune Brands, Inc., United States District Court, Eastern District of New York, April 21, 2000;

         Doss, E. v. R. J. Reynolds Tobacco Company, et al., Jefferson County, Mississippi, August 17, 1999;

         Dzak, D. v. The American Tobacco Company, et al., Supreme Court of New York, Queens County, December 8, 1996;

         Eiser, L. v. The American Tobacco Company, et al., Court of Common Pleas of Philadelphia County, Philadelphia, March 31, 1999;

         Fleming, E. v. Philip Morris, Inc., et al., Circuit Court, Kanawha County, West Virginia, November 2, 2000;

         Frankson, G. v. The American Tobacco Company, et al., Supreme Court (State) New York, Kings County, August 24, 2000;

         Geiger, W. v. The American Tobacco Company, et al., Supreme Court of New York, Queens County, April 30, 1997;

         Gelfond, M. v. Fortune Brands, Inc., et al., Supreme Court of New York, New York County, May 1, 1998;

         Golden, R. v. The American Tobacco Company, et al., Supreme Court of New York, New York County, July 10, 1997;

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         Greco, A. v. The American Tobacco Company, et al., Supreme Court of New
York, Queens County, June 27, 1997;

         Hansen, C. v. The American Tobacco Company, et al., Supreme Court of New York, Suffolk County, October 16, 1997;

         Hess (f/k/a McClintock) v. British American Tobacco Company, et al., Circuit Court of Wilkerson County, Mississippi, November 27, 2001;

         Honduras, (The Republic of) v. Philip Morris, Inc., et al., Circuit Court of the Eleventh Judicial Circuit in and for Miami-Dade County, Florida, October 5, 2000;

         Iacono, A. v. The American Tobacco Company, et al., Supreme Court, Kings County, New York, August 20, 1997 (formerly reported under the caption "Mednick");

         Jaust, T. v. The American Tobacco Company, et al., Supreme Court of New York, New York County, September 9, 1997;

         Juliano, S. v. The American Tobacco Company, et al., Supreme Court of New York, Richmond County, July 21, 1997;

         Kaiser Aluminum & Chemical Corporation v. RJR Nabisco, et al., Circuit Court of Jefferson County, Mississippi, December 15, 2000;

         Keenan, T. v. The American Tobacco Company, et al., Supreme Court of New York, New York County, September 12, 1997;

         Kestenbaum, D. v. The American Tobacco Company, et al., Supreme Court of New York, New York County, May 23, 1997;

         Knutsen, D. v. The American Tobacco Company, et al., Supreme Court of New York, Kings County, October 11, 1996;

         Kotlyar, Y. v. The American Tobacco Company, et al., Supreme Court of New York, Queens County, November 26, 1997;

         Leavitt, C. v. Fortune Brands, Inc., et al., U.S. District of Maine (Bangor), May 6, 1998;

         Leibstein, S. v. The American Tobacco Company, et al., Supreme Court of New York, Nassau County, June 30, 1997;

         Lennon, L. v. The American Tobacco Company, et al., Supreme Court of New York, New York County, October 30, 1997;

         Lien, L. v. The American Tobacco Company, et al., Supreme Court of New York, Suffolk County, April 28, 1997;

         Lombardo, S. v. The American Tobacco Company, et al., Supreme Court of New York, Nassau County, June 4, 1997;

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         Long, J. v. The American Tobacco Company, et al., Supreme Court of New
York, Bronx County, September 17, 1997;

         Lopardo, T. v. The American Tobacco Company, et al., Supreme Court of New York, Nassau County, September 25, 1997;

         Lucca, J. v. The American Tobacco Company, et al., Supreme Court of New York, Kings County, February 3, 1997;

         Lynch, R. v. The American Tobacco Company, et al., Supreme Court of New York, New York County, September 24, 1997;

         Mahoney, O. v. The American Tobacco Company, et al., Iowa District Court for Lee County, April 18, 2001;

         Martin, G. v. The American Tobacco Company, et al., Supreme Court of New York, Queens County, July 3, 1997;

         McDowell, L. v. The American Tobacco Company; 5th Judicial District, Parish of Franklin, State of Louisiana, March 3, 2000;

         McGuiness, D. v. The American Tobacco Company, et al., Supreme Court of New York, New York County, May 29, 1998, (formerly reported under the caption "Arnett");

         Mishk, J. v. The American Tobacco Company, et al., Supreme Court of New York, New York County, May 1, 1997;

         National Asbestos Workers Medical Fund v. The American Tobacco Company, et al., United States District Court, Eastern District of New York, February 27, 1998;

         Newberg v. The American Tobacco Co., et al., Supreme Court of New York, Kings County, July 15, 1998 (formerly reported under the caption "Krochtengel");

         Newell, K. v. The American Tobacco Company, et al., Supreme Court of New York, Suffolk County, October 3, 1997;

         Norton, W. v. Brown & Williamson Tobacco Corporation, et al., United States District Court for the Southern District of Indiana, May 3, 1996;

         Panama (The Republic of) v. The American Tobacco Company, et al., Civil District Court for the Parish of Orleans, New Orleans, Louisiana, August 25, 1998;

         Perez, P. v. The American Tobacco Company, et al., Supreme Court of New York, Kings County, July 23, 1997;

         Perri, A. v. The American Tobacco Company, et al., Supreme Court of New York, Nassau County, October 17, 1997;

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         Piccione, Y. v. The American Tobacco Company, et al., Supreme Court of
New York, Kings County, September 26, 1997;

         Portnoy, L. v. The American Tobacco Company, et al., Supreme Court of New York, New York County, October 17, 1997;

         Reitano, L. v. The American Tobacco Company, et al., Supreme Court of New York, Kings County, August 22, 1996;

         Richards v. The American Tobacco Company, et al., Supreme Court of New York, Kings County, November 26, 1997 (formerly reported under the caption "Guilloteau" and "Felix");

         Rico, S. v. The American Tobacco Company, et al., Supreme Court of New York, New York County, November 16, 1998;

         Rubinobitz, L. v. The American Tobacco Company, et al., Supreme Court of New York, Nassau County, May 28, 1997;

         Russoff v. The American Tobacco Company, et al., Supreme Court of New York, Kings County, March 31, 1997 (formerly reported under the caption "Rinaldi");

         Sao Paulo (State of) of the Federative Republic of Brazil) v. The American Tobacco Company, et al., State of Louisiana, February 14, 2000;

         Senzer, B. v. The American Tobacco Company, et al., Supreme Court of New York, Queens County, May 13, 1997;

         Shapiro, M. v. The American Tobacco Company, et al., Supreme Court of New York, New York County, June 20, 1997;

         Siegel, P. v. The American Tobacco Company, et al., Supreme Court of New York, Kings County, October 11, 1996;

         In re: Simon (II) Litigation, District Court Eastern Division of New York, September 6, 2000;

         Smith, BJ v. The American Tobacco Company, et al., Supreme Court of New York, Queens County, August 26, 1997;

         Sola, L. v. The American Tobacco Company, et al., Supreme Court of New York, Bronx County, July 16, 1996;

         Standish, J. v. The American Tobacco Company, Supreme Court of New York, Bronx County, July 11, 1997;

         Stewart, L. v. The American Tobacco Company, Inc., U.S. District Court for the Western District of Louisiana, April 6, 2001;

         Tajikistan, The Republic of v. The Brooke Group Ltd., Inc., et al., Miami-Dade County Circuit Court of the Eleventh Judicial Circuit, January 24, 2001;

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         Temple, C. v. The American Tobacco Company, et. al., USDC, Middle
District of Tennessee, September 11, 2000;

         Thomas, E. v. The American Tobacco Co., et al., Circuit Court, State of Missouri, Jefferson County, October 9, 1998;

         Tsango v. The American Tobacco Company, et al., Supreme Court of New York, Kings County, July 21, 1997 (formerly reported under the caption "Leiderman");

         Valentin, A. v. Fortune Brands, Inc., et al., Supreme Court of New York, Queens County, August 15, 1997;

         Wagner, M. v. The American Tobacco Company, et al., Supreme Court of New York, Kings County, May 8, 1997 (formerly reported under the caption "Levinson");

         Walgreen, C. v. The American Tobacco Company, et al., Supreme Court of New York, New York County, May 28, 1997;

         Watkins, A. v. The American Tobacco Company, et al., Supreme Court of New York, Kings County, May 13, 1997 (formerly reported under the caption "Sprung, L.";

         Werner, R. v. Fortune Brands, Inc., et al., Supreme Court of New York, Queens County, December 12, 1997;

         Zeringue, E. v. The American Tobacco Co., et al., District Court of Louisiana, Jefferson Parish, September 24, 1998; and

         Zuzalski, W. v. The American Tobacco Company, et al., Supreme Court of New York, Queens County, April 3, 1997.


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List of Terminated Cases

         The following cases, previously listed as pending, have been dismissed and were not previously reported as such:

         Acomo, P. v. American Tobacco Company, et al., District Court of New Mexico, Santa Fe County, June 16, 1999, Dismissed July 30, 2001;

         Cavanagh, D. v. The American Tobacco Company, et al., Supreme Court of New York, Richmond County, May 6, 1997, Dismissed April 5, 2001;

         Colenberg, E. v. R.J. Reynolds Tobacco Company, et al., Circuit Court of Jefferson County, Mississippi, October 18, 2000, Dismissed October 16, 2001;

         Coyne, T. v. American Brands, Inc. n/k/a Fortune Brands, Inc. et al., USDC, NDOH (Federal) Cuyahoga, September 17, 1996, Dismissed February, 2001;

         Dierker, J. v. R.J. Reynolds Tobacco Company, et al., Thirty Fourth Judicial District Court, Parish of St. Bernard, State of LA, January 6, 2000, Dismissed October 22, 2001;

         Evans, R. v. The American Tobacco Company, et al., Supreme Court of New York, Kings County, August 23, 1996, Dismissed January 14, 2002;

         Gales, C. v. R.J. Reynolds Tobacco Company, et al., Circuit Court of Jefferson County, Mississippi, October 18, 2000, Dismissed October 16, 2001;

         Guillory v. The American Tobacco Company, et al., Circuit Court of Cook County, Illinois, July 7, 1997 (formerly reported under the caption "Denberg" and "Daley"), Dismissed April 11, 2001;

         Jennings, M. v. R.J. Reynolds Tobacco Company, et al., Circuit Court of Claiborne County, Mississippi, November 2, 2000, Dismissed October 16, 2001;

         The Kyrgyz Republic v. The Brooke Group Ltd., Inc., et al., Miami-Dade County Circuit Court of the Eleventh Judicial Circuit, January 24, 2001, Dismissed April 23, 2001;

         Labriola, R. v. The American Tobacco Company, et al., Supreme Court of New York, Suffolk County, May 28, 1997, Dismissed December 27, 2001;

         Lehman, R. v. The American Tobacco Company, et al., Supreme Court of New York, New York County, July 10, 1997, Dismissed May 16, 2001;

         Litke, S. v. American Brands, Inc., et al., Supreme Court of New York, Kings County, May 7, 1997, Dismissed December 6, 2001;

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         Magnus, A. v. The American Tobacco Company, et al., United States
District Court for the Eastern District of New York, May 6, 1998, Dismissed October 1, 2001;

         Margolin, F. v. The American Tobacco Company, et al., Supreme Court of New York, New York County, November 22, 1996, Dismissed May 16, 2001;

         McGuinness, J. v. The American Tobacco Company, et al., Supreme Court of New York, New York County, June 30, 1997, Dismissed May 16, 2001;

         McLane, J. v. The American Tobacco Company, et al., Supreme Court of New York, Richmond County, May 13, 1997, Dismissed February 16, 2001;

         Miele v. The American Tobacco Company, et al., Supreme Court of New York, Nassau County, June 30, 1997, (formerly reported under the caption "Cameron"), Dismissed December 22, 2001;

         Owens, J. v. R.J. Reynolds Tobacco Company, et al., USDC, Eastern District of LA, December 28, 1999, Dismissed October 30, 2001;

         Schulhoff, E. v. The American Tobacco Company, et al., Supreme Court of New York, Queens County, October 7, 1997, Dismissed February 22, 2001;

         Schwartz, I. v. The American Tobacco Company, et al., Supreme Court of New York, Nassau County, May 19, 1997, Dismissed December 24, 2001;

         Schwartz, P. v. The American Tobacco Company, et al., Supreme Court New York, Kings County, December 9, 1996, Dismissed April 30, 2001;

         Silverman, P. v. Lorillard Tobacco Company, et al., Supreme Court of New York, Kings County, July 7, 1999, Dismissed January 15, 2001;

         Tennessee (Beckom) v. The American Tobacco Company, et al., United States District Court, Eastern Division of Tennessee, May 8, 1997, Dismissed August 6, 2001;

         Ukraine Soviet Republic (The) v. American Brands, Inc. n/k/a Fortune Brands, Inc. et al., USDC, The District of Columbia, November 19, 1999, Dismissed May 22, 2001;

         Zarudsky, W. v. The American Tobacco Company, et al., Supreme Court of New York, Nassau County, May 28, 1997, Dismissed May 11, 2001.


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